STOCK PURCHASE AGREEMENT

            THIS AGREEMENT ("Agreement") has been made and entered into effective the _____ day of September, 2001, by and between Summit Machinery Company, an Oklahoma corporation ("Seller"), and SBL Corporation, an Oklahoma corporation ("Buyer"), with reference to the following:

            WHEREAS: Seller owns 1000 shares of common stock of Northwest Energy Enterprises, Inc. ("NEE"), which shares together represent all of the issued and outstanding stock of NEE.

            WHEREAS: Buyer desires to acquire all of the issued and outstanding shares of NEE (the "Shares"), and the Seller desires to sell the Shares to Buyer upon and subject to the terms and conditions set forth in this Agreement.

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

            1. Sale of the Shares

                    1.1 Sale and Delivery of the Shares. Subject to the terms and conditions herein set forth, at the Closing (hereafter defined) Seller shall sell, assign, transfer and deliver to Buyer the Shares, and Buyer agrees to purchase, receive, and accept delivery of and to pay Seller for the Shares.

                    1.2 Purchase Price and Payment. The purchase price for the Shares is $350,000.00 ("Purchase Price"). The Purchase Price shall be paid by the Buyer to Seller at the Closing in immediately available U.S. funds.

            2. The Closing. The purchase and sale of the Shares (the "Closing") shall be held at 16 South Pennsylvania, Oklahoma City, Oklahoma 73107, on or about October 15, 2001, or such other time and place as shall be determined by Seller.

            3. Representations and Warranties of Seller. The Seller represents and warrants to Buyer, as follows:

                    3.1 The Shares. The Seller owns and has full and valid rights and title to the Shares, free and clear of all liens, security interests, claims and encumbrances, and the Seller has good right and authority to sell the same. The Shares have been validly authorized and issued, fully paid and nonassessable and are not subject to any outstanding rights, options, warrants or claims issued or executed by the Seller.

                    3.2 Authority for Agreement. The Seller has full and requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

                    3.3 Corporate Status. NEE is an Oklahoma corporation duly organized and existing and in good standing under the laws of the State of Oklahoma.

                    3.4 Capitalization. NEE's authorized capitalization consists of 10,000 shares of common stock, par value of $1.00 each.

                    3.5 Subsidiaries. NEE has no subsidiaries.

            4. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

                    4.1 Organization. Buyer is an Oklahoma corporation duly organized, validly existing and in good standing under the laws of the Oklahoma and has corporate power to enter into and to carry out the terms and provisions of this Agreement.

                    4.2 Agreement Authorized. The execution, delivery and performance of this Agreement by Buyer has been authorized by all requisite corporation action on the part of Buyer and will not conflict with or result in any breach in the terms, conditions or provisions of Buyer's corporate charter, by-laws or any other instrument to which Buyer is a party.

                    4.3 Securities Law Restrictions. Buyer shall, within the meaning of the Securities Act of 1933, acquire the Shares for investment and not with a view to the sale or distribution thereof.

                    4.4 Knowledgeable Buyer. Prior to the Closing, Buyer managed the business of NEE. Buyer confirms and acknowledges that it has performed unrestricted due diligence into the assets and liabilities of NEE. Buyer is fully aware of the nature and extent of all liabilities and assets in NEE and is not relying on any representations or warranties, express or implied, of Seller except as may be expressly provided in this Agreement.

            5. Additional Agreements of Parties.

                    5.1 Transfer of Shares. On the Closing, Seller will cooperate with Buyer in arranging to have available immediately after the Closing the transfer books of NEE and to cause such action to be taken by the officers and directors of NEE as may be required in order that all of the Shares delivered hereunder may forthwith be transferred of record to Buyer and in order that Buyer may cause such changes to be effected in the Board of Directors and officers of NEE as Buyer may desire.

                    5.2 Conduct of Business. Buyer shall promptly perform and undertake all liabilities that are part of NEE. Buyer hereby indemnifies Seller from and against any claim associated with the liabilities that are a part of NEE and any assets of NEE.

            6. Conditions Precedent to Obligations of Buyer. The obligations of Buyer hereunder at the Closing shall be subject at its option, to the condition that all representations and warranties and other statements of Seller herein are true and correct and the condition that Seller perform all of its obligations hereunder to be performed at or prior to the Closing, and the following conditions:

                    6.1 Delivery of Stock. Certificates evidencing the Shares, duly executed for transfer to Buyer, and duly transferred to Buyer on the books of NEE.

                    6.2 Officers and Board of Directors. The Officers and members of the Board of Directors of NEE shall resign their office and/or directorships effective as of the Closing.

                    6.3 Consents. All consents from third parties required to consummate the transactions provided for in this Agreement shall have been obtained.

                    6.4 No Change. There shall have been no material adverse change in the condition or obligations of NEE (financial or otherwise).

            7. Conditions Precedent to Obligations of Seller. The obligations of Seller at the Closing shall be subject, at its option, to the conditions that:

                    7.1 Representations and Warranties. All representations and warranties and other statements of Buyer herein are at and as of the Closing true and correct.

                    7.2 Performance of Obligations. Buyer shall have performed all of its obligations hereunder to be performed at or prior to the Closing.

            8. Expenses. Except as otherwise herein provided, each party hereto will bear and pay its own expenses of negotiating and consummating the transactions contemplated hereby.

            9. Notices.

                    9.1 All notices, requests or other communications called hereunder or contemplated hereby, shall be in writing, shall be deemed to have been given if personally delivered in return for a receipt, or if mailed, by registered or certified mail, return receipt requested, or by overnight courier service, to the parties at the addresses set forth below. The date of delivery shall be the date of giving notice or if any notice, given or made by mail in the manner prescribed above shall be deemed to have been given five (5) days after the date of mailing. Any party may change the address to which notices are given, by giving notice in the manner herein provided:

Notices to Seller shall be addressed as follows:

                                                        Summit Machinery Company
                                                        16 South Pennsylvania Avenue
                                                        Oklahoma City, OK 73107
                                                        Attn: President

Notices to Buyer shall be addressed as follows:

                                                        SBL Corporation
                                                        16 South Pennsylvania Avenue
                                                       Oklahoma City, OK 73107
                                                        Attn: President

            10. Miscellaneous.

                    10.1 Whole Agreement - No Oral Modification. This Agreement embodies all representations, warranties and agreements of the parties hereto, and may not be altered or modified except by an instrument in writing signed by the parties.

                    10.2 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                    10.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma applicable contracts made and performed entirely therein.

                    10.4 Counterparts. This Agreement may be executed in any number of counterparts, which taken together shall constitute one and the same instrument, and each of which shall be considered an original for all purposes.

                    10.5 Section Headings. The section headings contained in this Agreement are for convenience and reference only and shall not in any way affect the meaning or interpretation of this Agreement.

                    10.6 Severability. All agreements and covenants contained herein are severable, and in the event any of them should be held to be invalid by a court of competent jurisdiction, this Agreement shall be interpreted and enforced as if such invalid agreements or covenants were not contained herein.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                                                                                        "SELLER"

                                                                                                         SUMMIT MACHINERY COMPANY

                                                                                                        By:

                                                                                                        "BUYER"

                                                                                                         SBL CORPORATION

                                                                                                         By:
                                                                                                            Jack E. Golsen, President